UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

FORM 8-K/A

(Amendment No. 2)

 _______________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

_______________________________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

_______________________________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive. Westlake Village, California 91361

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 706 -3111

Not Applicable

(Former name or former address, if changed since last report)

_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 6, 2013, Global Eagle Entertainment Inc. (the “Company”) filed a Current Report on Form 8-K dated January 31, 2013 (the “Original 8-K”) with the Securities and Exchange Commission (“SEC”). The Original 8-K was amended on March 18, 2013 (the “Amended 8-K”). This Amendment No. 2 to the Original 8-K is being filed solely for the purpose of re-filing Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 to the Original 8-K (the “Exhibits”) pursuant to comments received from the Staff of the SEC on the Company’s application for confidential treatment of certain information that was redacted from the Exhibits. All other disclosures contained in the Original 8-K and the Amended 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document
2.1*	Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., EAGL Merger Sub Corp., Row 44, Inc. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q (File No. 001-35176) filed with the SEC on November 14, 2012).
2.2*	Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
4.2	Form of Warrant Agreement by and between the Company and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on April 6, 2011).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-172267) and included as an exhibit in the Warrant Agreement, filed with the SEC on March 21, 2011).
10.1	Amended and Restated Registration Rights Agreement, dated as of January 31, 2013, by and among the Company and the parties named on the signature pages thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.2	Amended and Restated Common Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
10.3	Common Stock Purchase Agreement, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., Putnam Capital Spectrum Fund and Putnam Spectrum Equity Fund. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
10.4	Executive Employment Agreement, dated January 31, 2013, between the Company and John LaValle (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.5	Executive Employment Agreement, dated January 31, 2013, between the Company and David M. Davis (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013)
10.6	Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (incorporated by reference to Annex D of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed with the SEC on January 17, 2013).

10.7†	System and Services Agreement dated January 2011 by and between Norwegian Air Shuttle and Row 44, Inc.
10.8†	OEM Purchase and Development Agreement, dated October 12, 2009, by and between TECOM Industries, Inc. and Row 44, Inc., as amended on December 19, 2011, December 23, 2011, January 6, 2012 and January 18, 2012.
10.9†	Master Equipment Purchase Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc.
10.10†	Master Services Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc., as amended on June 6, 2008, June 30, 2009, November 15, 2010, November 18, 2010, January 15, 2011, March 30, 2011, July 29, 2011, August 3, 2011, September 7, 2011, December 19, 2011, January 23, 2012, September 11, 2012 and January 18, 2013.
10.11†	Agreement by and among Cathay Pacific Airways Limited, Hong Kong Dragon Airlines Limited and Inflight Productions Limited for the Supply of Programming and Production Services for Inflight Entertainment, as amended.
10.12†	Amended and Restated Supply and Services Agreement dated February 1, 2013 by and between Row 44, Inc. and Southwest Airlines Co.
10.13	Letter Agreement, dated January 31, 2013, between the Company and Wellington Management Company, LLP (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.14	Escrow Agreement, dated January 31, 2013, by and among the Company, Wellington Management Company, LLP (“Wellington”) and certain affiliates of Wellington (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.15	Form of Indemnity Agreement for the Company’s directors and executive officers (incorporated by reference to Exhibit 10.8 to Amendment No. 1 of the Company’s Registration Statement on Form S-1 (File No. 333-172267) filed with the SEC on March 21, 2011).
10.16	Amendment to Securities Escrow Agreement, dated May 8, 2012 by and among the Company, American Stock Transfer & Trust Company, LLC, Cole A. Sirucek and the other persons party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).
10.17	Amended and Restated Letter Agreement, dated as of May 10, 2011, among the Company, Global Eagle Acquisition LLC and each of the members of Global Eagle Acquisition LLC (incorporated by reference to Exhibit 10.2(a) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.18	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and James M. McNamara (incorporated by reference to Exhibit 10.2(b) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.19	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and Dennis A. Miller (incorporated by reference to Exhibit 10.2(c) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.20	Letter Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).
14.1	Form of Code of Ethics (incorporated by reference to Exhibit 14 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on March 21, 2011).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2013).
99.1	Audited Financial Statements of Row 44 as of December 31, 2012 and 2011 and for the three years ended December 31, 2012 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).
99.2	Audited Financial Statements of AIA as of December 31, 2012 and 2011 and for the three years ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).
99.3	Pro Forma Financial Information of Global Eagle Entertainment Inc. as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

† Confidential treatment has been requested or granted for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2013	GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Michael Pigott
Michael Pigott
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Document
2.1*	Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., EAGL Merger Sub Corp., Row 44, Inc. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q (File No. 001-35176) filed with the SEC on November 14, 2012).
2.2*	Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
4.2	Form of Warrant Agreement by and between the Company and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on April 6, 2011).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-172267) and included as an exhibit in the Warrant Agreement, filed with the SEC on March 21, 2011).
10.1	Amended and Restated Registration Rights Agreement, dated as of January 31, 2013, by and among the Company and the parties named on the signature pages thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.2	Amended and Restated Common Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
10.3	Common Stock Purchase Agreement, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., Putnam Capital Spectrum Fund and Putnam Spectrum Equity Fund. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
10.4	Executive Employment Agreement, dated January 31, 2013, between the Company and John LaValle (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.5	Executive Employment Agreement, dated January 31, 2013, between the Company and David M. Davis (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013)
10.6	Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (incorporated by reference to Annex D of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed with the SEC on January 17, 2013).
10.7†	System and Services Agreement dated January 2011 by and between Norwegian Air Shuttle and Row 44, Inc.
10.8†	OEM Purchase and Development Agreement, dated October 12, 2009, by and between TECOM Industries, Inc. and Row 44, Inc., as amended on December 19, 2011, December 23, 2011, January 6, 2012 and January 18, 2012.
10.9†	Master Equipment Purchase Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc.
10.10†	Master Services Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc., as amended on June 6, 2008, June 30, 2009, November 15, 2010, November 18, 2010, January 15, 2011, March 30, 2011, July 29, 2011, August 3, 2011, September 7, 2011, December 19, 2011, January 23, 2012, September 11, 2012 and January 18, 2013.

10.11†	Agreement by and among Cathay Pacific Airways Limited, Hong Kong Dragon Airlines Limited and Inflight Productions Limited for the Supply of Programming and Production Services for Inflight Entertainment, as amended.
10.12†	Amended and Restated Supply and Services Agreement dated February 1, 2013 by and between Row 44, Inc. and Southwest Airlines Co.
10.13	Letter Agreement, dated January 31, 2013, between the Company and Wellington Management Company, LLP (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.14	Escrow Agreement, dated January 31, 2013, by and among the Company, Wellington Management Company, LLP (“Wellington”) and certain affiliates of Wellington (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.15	Form of Indemnity Agreement for the Company’s directors and executive officers (incorporated by reference to Exhibit 10.8 to Amendment No. 1 of the Company’s Registration Statement on Form S-1 (File No. 333-172267) filed with the SEC on March 21, 2011).
10.16	Amendment to Securities Escrow Agreement, dated May 8, 2012 by and among the Company, American Stock Transfer & Trust Company, LLC, Cole A. Sirucek and the other persons party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).
10.17	Amended and Restated Letter Agreement, dated as of May 10, 2011, among the Company, Global Eagle Acquisition LLC and each of the members of Global Eagle Acquisition LLC (incorporated by reference to Exhibit 10.2(a) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.18	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and James M. McNamara (incorporated by reference to Exhibit 10.2(b) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.19	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and Dennis A. Miller (incorporated by reference to Exhibit 10.2(c) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.20	Letter Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).
14.1	Form of Code of Ethics (incorporated by reference to Exhibit 14 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on March 21, 2011).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2013).
99.1	Audited Financial Statements of Row 44 as of December 31, 2012 and 2011 and for the three years ended December 31, 2012 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).
99.2	Audited Financial Statements of AIA as of December 31, 2012 and 2011 and for the three years ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).
99.3	Pro Forma Financial Information of Global Eagle Entertainment Inc. as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

† Confidential treatment has been requested or granted for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.